                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Variable Insurance Funds and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Aim Advisors, Inc. ("Invesco Aim"). Invesco Aim shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco Aim agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco Aim will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco Aim may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco Aim will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco Aim agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco Aim have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco Aim agree that these are not contractual in nature and that Invesco Aim may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco Aim to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco Aim have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

                                   AIM COUNSELOR SERIES TRUST
                                   AIM EQUITY FUNDS
                                   AIM GROWTH SERIES
                                   AIM INVESTMENT FUNDS
                                   AIM INVESTMENT SECURITIES FUNDS
                                   AIM SECTOR FUNDS
                                   AIM TAX-EXEMPT FUNDS
                                   AIMVARIABLE INSURANCE FUNDS
                                   SHORT-TERM INVESTMENTS TRUST
                                   on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement


                                   By: /s/ John M. Zerr
                                       -----------------------------------------
                                   Title: Senior Vice President


                                   Invesco Aim Advisors, Inc.


                                   By: /s/ John M. Zerr
                                       -----------------------------------------
                                   Title: Senior Vice President
                                                              as of May 29, 2009

                          EXHIBIT "A" - RETAIL FUNDS(1)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM SECTOR FUNDS

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION   OF CURRENT LIMIT       DATE
----                                  ------------   ----------   ----------------   -------------
AIM Technology Fund
   Class A Shares                      Contractual      1.55%       July 1, 2005     June 30, 2009
   Class B Shares                      Contractual      2.30%       July 1, 2005     June 30, 2009
   Class C Shares                      Contractual      2.30%       July 1, 2005     June 30, 2009
   Class Y Shares                      Contractual      1.30%      October 3, 2008   June 30, 2009
   Investor Class Shares               Contractual      1.55%       July 1, 2005     June 30, 2009
   Institutional Class Shares          Contractual      1.30%       July 1, 2005     June 30, 2009

                              AIM TAX-EXEMPT FUNDS

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION   OF CURRENT LIMIT       DATE
----                                  ------------   ----------   ----------------   -------------
AIM High Income Municipal Fund
   Class A Shares                       Voluntary       0.80%       March 4, 2009        N/A(2)
   Class B Shares                       Voluntary       1.55%       March 4, 2009        N/A(2)
   Class C Shares                       Voluntary       1.55%       March 4, 2009        N/A(2)
   Class Y Shares                       Voluntary       0.55%       March 4, 2009        N/A(2)
   Institutional Class Shares           Voluntary       0.55%       March 4, 2009        N/A(2)

FUNDS WITH FISCAL YEAR END OF JULY 31

                         AIM INVESTMENT SECURITIES FUNDS

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION   OF CURRENT LIMIT       DATE
----                                  ------------   ----------   ----------------   -------------
AIM Core Bond Fund
   Class A Shares                      Contractual      0.80%       March 4, 2009    June 30, 2010
   Class B Shares                      Contractual      1.55%       March 4, 2009    June 30, 2010
   Class C Shares                      Contractual      1.55%       March 4, 2009    June 30, 2010
   Class R Shares                      Contractual      1.05%       March 4, 2009    June 30, 2010
   Class Y Shares                      Contractual      0.55%       March 4, 2009    June 30, 2010
   Institutional Class Shares          Contractual      0.55%       March 4, 2009    June 30, 2010
AIM High Yield Fund
   Class A Shares                      Contractual      0.99%       March 4, 2009    June 30, 2010
   Class B Shares                      Contractual      1.74%       March 4, 2009    June 30, 2010
   Class C Shares                      Contractual      1.74%       March 4, 2009    June 30, 2010
   Class Y Shares                      Contractual      0.74%       March 4, 2009    June 30, 2010
   Investor Class Shares               Contractual      0.99%       March 4, 2009    June 30, 2010
   Institutional Class Shares          Contractual      0.74%       March 4, 2009    June 30, 2010
AIM Municipal Bond Fund
   Class A Shares                      Contractual      0.57%       March 4, 2009    June 30, 2010
   Class B Shares                      Contractual      1.32%       March 4, 2009    June 30, 2010
   Class C Shares                      Contractual      1.32%       March 4, 2009    June 30, 2010
   Class Y Shares                      Contractual      0.32%       March 4, 2009    June 30, 2010
   Investor Class Shares               Contractual      0.57%       March 4, 2009    June 30, 2010
AIM Short Term Bond Fund
   Class A Shares                      Contractual      0.66%       March 4, 2009    June 30, 2010
   Class C Shares                      Contractual      0.91%(3)    March 4, 2009    June 30, 2010
   Class R Shares                      Contractual      0.91%       March 4, 2009    June 30, 2010
   Class Y Shares                      Contractual      0.41%       March 4, 2009    June 30, 2010
   Institutional Class Shares          Contractual      0.41%       March 4, 2009    June 30, 2010

See page 5 for footnotes to Exhibit A.

                                                              as of May 29, 2009

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                           AIM COUNSELOR SERIES TRUST

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION   OF CURRENT LIMIT       DATE
----                                  ------------   ----------   ----------------   -------------
AIM Floating Rate Fund
   Class A Shares                      Contractual      1.50%      April 14, 2006    June 30, 2009
   Class C Shares                      Contractual      2.00%      April 14, 2006    June 30, 2009
   Class R Shares                      Contractual      1.75%      April 14, 2006    June 30, 2009
   Class Y Shares                      Contractual      1.25%      October 3, 2008   June 30, 2009
   Institutional Class Shares          Contractual      1.25%      April 14, 2006    June 30, 2009
AIM Structured Core Fund
   Class A Shares                      Contractual      0.60%      April 28, 2008    June 30, 2009
   Class B Shares                      Contractual      1.35%      April 28, 2008    June 30, 2009
   Class C Shares                      Contractual      1.35%      April 28, 2008    June 30, 2009
   Class R Shares                      Contractual      0.85%      April 28, 2008    June 30, 2009
   Class Y Shares                      Contractual      0.35%      October 3, 2008   June 30, 2009
   Investor Class Shares               Contractual      0.60%      April 28, 2008    June 30, 2009
   Institutional Class Shares          Contractual      0.35%      April 28, 2008    June 30, 2009
AIM Structured Growth Fund
   Class A Shares                      Contractual      1.00%      March 31, 2006    June 30, 2009
   Class B Shares                      Contractual      1.75%      March 31, 2006    June 30, 2009
   Class C Shares                      Contractual      1.75%      March 31, 2006    June 30, 2009
   Class R Shares                      Contractual      1.25%      March 31, 2006    June 30, 2009
   Class Y Shares                      Contractual      0.75%      October 3, 2008   June 30, 2009
   Institutional Class Shares          Contractual      0.75%      March 31, 2006    June 30, 2009
AIM Structured Value Fund
   Class A Shares                      Contractual      1.00%      March 31, 2006    June 30, 2009
   Class B Shares                      Contractual      1.75%      March 31, 2006    June 30, 2009
   Class C Shares                      Contractual      1.75%      March 31, 2006    June 30, 2009
   Class R Shares                      Contractual      1.25%      March 31, 2006    June 30, 2009
   Class Y Shares                      Contractual      0.75%      October 3, 2008   June 30, 2009
   Institutional Class Shares          Contractual      0.75%      March 31, 2006    June 30, 2009

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM EQUITY FUNDS

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION   OF CURRENT LIMIT       DATE
----                                  ------------   ----------   ----------------   -------------
AIM Large Cap Basic Value Fund
   Class A Shares                      Contractual      1.22%       July 1, 2005     June 30, 2009
   Class B Shares                      Contractual      1.97%       July 1, 2005     June 30, 2009
   Class C Shares                      Contractual      1.97%       July 1, 2005     June 30, 2009
   Class R Shares                      Contractual      1.47%       July 1, 2005     June 30, 2009
   Class Y Shares                      Contractual      0.97%      October 3, 2008   June 30, 2009
   Investor Class Shares               Contractual      1.22%       July 1, 2005     June 30, 2009
   Institutional Class Shares          Contractual      0.97%       July 1, 2005     June 30, 2009
AIM Large Cap Growth Fund
   Class A Shares                      Contractual      1.32%       July 1, 2005     June 30, 2009
   Class B Shares                      Contractual      2.07%       July 1, 2005     June 30, 2009
   Class C Shares                      Contractual      2.07%       July 1, 2005     June 30, 2009
   Class R Shares                      Contractual      1.57%       July 1, 2005     June 30, 2009
   Class Y Shares                      Contractual      1.07%      October 3, 2008   June 30, 2009
   Investor Class Shares               Contractual      1.32%       July 1, 2005     June 30, 2009
   Institutional Class Shares          Contractual      1.07%       July 1, 2005     June 30, 2009

See page 5 for footnotes to Exhibit A.

                                                              as of May 29, 2009

                              AIM INVESTMENT FUNDS

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION   OF CURRENT LIMIT       DATE
----                                  ------------   ----------   ----------------   -------------

AIM Balanced-Risk Allocation Fund
   Class A Shares                      Contractual      1.24%       May 29, 2009     June 30, 2010
   Class B Shares                      Contractual      1.99%       May 29, 2009     June 30, 2010
   Class C Shares                      Contractual      1.99%       May 29, 2009     June 30, 2010
   Class R Shares                      Contractual      1.49%       May 29, 2009     June 30, 2010
   Class Y Shares                      Contractual      0.99%       May 29, 2009     June 30, 2010
   Institutional Class Shares          Contractual      0.99%       May 29, 2009     June 30, 2010
AIM China Fund
   Class A Shares                      Contractual      2.05%      March 31, 2006    June 30, 2009
   Class B Shares                      Contractual      2.80%      March 31, 2006    June 30, 2009
   Class C Shares                      Contractual      2.80%      March 31, 2006    June 30, 2009
   Class Y Shares                      Contractual      1.80%      October 3, 2008   June 30, 2009
   Institutional Class Shares          Contractual      1.80%      March 31, 2006    June 30, 2009
AIM Developing Markets Fund
   Class A Shares                      Contractual      1.75%       July 1, 2005     June 30, 2009
   Class B Shares                      Contractual      2.50%       July 1, 2002     June 30, 2009
   Class C Shares                      Contractual      2.50%       July 1, 2002     June 30, 2009
   Class Y Shares                      Contractual      1.50%      October 3, 2008   June 30, 2009
   Institutional Class Shares          Contractual      1.50%     October 25, 2005   June 30, 2009
AIM International Total Return Fund
   Class A Shares                      Contractual      1.10%      March 31, 2006    June 30, 2009
   Class B Shares                      Contractual      1.85%      March 31, 2006    June 30, 2009
   Class C Shares                      Contractual      1.85%      March 31, 2006    June 30, 2009
   Class Y Shares                      Contractual      0.85%      October 3, 2008   June 30, 2009
   Institutional Class Shares          Contractual      0.85%      March 31, 2006    June 30, 2009
AIM Japan Fund
   Class A Shares                      Contractual      1.70%      March 31, 2006    June 30, 2009
   Class B Shares                      Contractual      2.45%      March 31, 2006    June 30, 2009
   Class C Shares                      Contractual      2.45%      March 31, 2006    June 30, 2009
   Class Y Shares                      Contractual      1.45%      October 3, 2008   June 30, 2009
   Institutional Class Shares          Contractual      1.45%      March 31, 2006    June 30, 2009
AIM LIBOR Alpha Fund
   Class A Shares                      Contractual      0.85%      March 31, 2006    June 30, 2009
   Class C Shares                      Contractual      1.10%(3)   March 31, 2006    June 30, 2009
   Class R Shares                      Contractual      1.10%      March 31, 2006    June 30, 2009
   Class Y Shares                      Contractual      0.60%      October 3, 2008   June 30, 2009
   Institutional Class Shares          Contractual      0.60%      March 31, 2006    June 30, 2009
AIM Trimark Fund
   Class A Shares                      Contractual      2.15%       July 1, 2005     June 30, 2009
   Class B Shares                      Contractual      2.90%     November 1, 2004   June 30, 2009
   Class C Shares                      Contractual      2.90%     November 1, 2004   June 30, 2009
   Class R Shares                      Contractual      2.40%     November 1, 2004   June 30, 2009
   Class Y Shares                      Contractual      1.90%      October 3, 2008   June 30, 2009
   Institutional Class Shares          Contractual      1.90%     November 1, 2004   June 30, 2009

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) AIM may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(3) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Aim Distributors, Inc.

                                                              as of May 29, 2009

                     EXHIBIT "B" - ASSET ALLOCATION FUNDS(1)

     AIM GROWTH SERIES

                                      CONTRACTUAL/             EXPENSE             EFFECTIVE DATE      EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)         OF CURRENT LIMIT        DATE
----                                  ------------   --------------------------   ----------------   -------------
AIM Conservative Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.23% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.23% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.23% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.23% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008   June 30, 2009
                                                     0.23% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.23% of average daily net
                                                     assets
AIM Growth Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.21% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.21% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.21% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.21% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008   June 30, 2009
                                                     0.21% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.21% of average daily net
                                                     assets
AIM Income Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.03% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.03% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.03% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.03% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008   June 30, 2009
                                                     0.03% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.03% of average daily net
                                                     assets

See page 10 for footnotes to Exhibit B.

                                                              as of May 29, 2009

                                      CONTRACTUAL/             EXPENSE             EFFECTIVE DATE      EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)         OF CURRENT LIMIT        DATE
----                                  ------------   --------------------------   ----------------   -------------
AIM Independence Now Fund
   Class A Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.02% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.02% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.02% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.02% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008   June 30, 2009
                                                     0.02% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.02% of average daily net
                                                     assets
AIM Independence 2010 Fund
   Class A Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.04% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.04% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.04% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.04% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008   June 30, 2009
                                                     0.04% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.04% of average daily net
                                                     assets
AIM Independence 2020 Fund
   Class A Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.07% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.07% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.07% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.07% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008   June 30, 2009
                                                     0.07% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.07% of average daily net
                                                     assets

See page 10 for footnotes to Exhibit B.

                                                              as of May 29, 2009

                                      CONTRACTUAL/             EXPENSE             EFFECTIVE DATE      EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)         OF CURRENT LIMIT        DATE
----                                  ------------   --------------------------   ----------------   -------------
AIM Independence 2030 Fund
   Class A Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.10% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.10% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.10% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.10% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008   June 30, 2009
                                                     0.10% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.10% of average daily net
                                                     assets
AIM Independence 2040 Fund
   Class A Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.09% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.09% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.09% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.09% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008   June 30, 2009
                                                     0.09% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.09% of average daily net
                                                     assets
AIM Independence 2050 Fund
   Class A Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.08% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.08% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.08% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.08% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008   June 30, 2009
                                                     0.08% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to         May 1, 2008     June 30, 2009
                                                     0.08% of average daily net
                                                     assets

See page 10 for footnotes to Exhibit B.

                                                              as of May 29, 2009

                                      CONTRACTUAL/             EXPENSE             EFFECTIVE DATE      EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)         OF CURRENT LIMIT        DATE
----                                  ------------   --------------------------   ----------------   -------------
AIM International Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to      October 31, 2005   June 30, 2009
                                                     0.18% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to      October 31, 2005   June 30, 2009
                                                     0.18% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to      October 31, 2005   June 30, 2009
                                                     0.18% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to      October 31, 2005   June 30, 2009
                                                     0.18% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008   June 30, 2009
                                                     0.18% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to      October 31, 2005   June 30, 2009
                                                     0.18% of average daily net
                                                     assets
AIM Moderate Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.12% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.12% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.12% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.12% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008   June 30, 2009
                                                     0.12% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to       January 1, 2006   June 30, 2009
                                                     0.12% of average daily net
                                                     assets
AIM Moderate Growth Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to       April 29, 2005    June 30, 2009
                                                     0.12% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to       April 29, 2005    June 30, 2009
                                                     0.12% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to       April 29, 2005    June 30, 2009
                                                     0.12% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to       April 29, 2005    June 30, 2009
                                                     0.12% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008   June 30, 2009
                                                     0.12% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to       April 29, 2005    June 30, 2009
                                                     0.12% of average daily net
                                                     assets

See page 10 for footnotes to Exhibit B.

                                                              as of May 29, 2009

                                      CONTRACTUAL/             EXPENSE             EFFECTIVE DATE      EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)         OF CURRENT LIMIT        DATE
----                                  ------------   --------------------------   ----------------   -------------
AIM Moderately Conservative
   Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to       April 29, 2005    June 30, 2009
                                                     0.14% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to       April 29, 2005    June 30, 2009
                                                     0.14% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to       April 29, 2005    June 30, 2009
                                                     0.14% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to       April 29, 2005    June 30, 2009
                                                     0.14% of average daily net
                                                     assets
   Class Y Shares                     Contractual    Limit Other Expenses to       October 3, 2008   June 30, 2009
                                                     0.14% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to       April 29, 2005    June 30, 2009
                                                     0.14% of average daily net
                                                     assets

(1) Other Expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the same amount established for Class A shares.

(2) Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses, if any. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

                                                              as of May 29, 2009

              EXHIBIT "C" - INSTITUTIONAL MONEY MARKET FUNDS(1, 2)

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          SHORT-TERM INVESTMENTS TRUST

                                      CONTRACTUAL/    EXPENSE      EFFECTIVE DATE     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION   OF CURRENT LIMIT       DATE
----                                  ------------   ----------   ----------------   -------------
Government & Agency Portfolio
   Cash Management Class               Contractual      0.12%       June 30, 2005     June 30, 2009
   Corporate Class                     Contractual      0.12%       June 30, 2005     June 30, 2009
   Institutional Class                 Contractual      0.12%       June 30, 2005     June 30, 2009
   Personal Investment Class           Contractual      0.12%       June 30, 2005     June 30, 2009
   Private Investment Class            Contractual      0.12%       June 30, 2005     June 30, 2009
   Reserve Class                       Contractual      0.12%       June 30, 2005     June 30, 2009
   Resource Class                      Contractual      0.12%       June 30, 2005     June 30, 2009
Government TaxAdvantage Portfolio
   Cash Management Class               Contractual      0.12%       June 30, 2005     June 30, 2009
   Corporate Class                     Contractual      0.12%       June 30, 2005     June 30, 2009
   Institutional Class                 Contractual      0.12%       June 30, 2005     June 30, 2009
   Personal Investment Class           Contractual      0.12%       June 30, 2005     June 30, 2009
   Private Investment Class            Contractual      0.12%       June 30, 2005     June 30, 2009
   Reserve Class                       Contractual      0.12%       June 30, 2005     June 30, 2009
   Resource Class                      Contractual      0.12%       June 30, 2005     June 30, 2009
Liquid Assets Portfolio
   Cash Management Class               Contractual      0.12%       June 30, 2005     June 30, 2009
   Corporate Class                     Contractual      0.12%       June 30, 2005     June 30, 2009
   Institutional Class                 Contractual      0.12%       June 30, 2005     June 30, 2009
   Personal Investment Class           Contractual      0.12%       June 30, 2005     June 30, 2009
   Private Investment Class            Contractual      0.12%       June 30, 2005     June 30, 2009
   Reserve Class                       Contractual      0.12%       June 30, 2005     June 30, 2009
   Resource Class                      Contractual      0.12%       June 30, 2005     June 30, 2009
STIC Prime Portfolio
   Cash Management Class               Contractual      0.12%       June 30, 2005     June 30, 2009
   Corporate Class                     Contractual      0.12%       June 30, 2005     June 30, 2009
   Institutional Class                 Contractual      0.12%       June 30, 2005     June 30, 2009
   Personal Investment Class           Contractual      0.12%       June 30, 2005     June 30, 2009
   Private Investment Class            Contractual      0.12%       June 30, 2005     June 30, 2009
   Reserve Class                       Contractual      0.12%       June 30, 2005     June 30, 2009
   Resource Class                      Contractual      0.12%       June 30, 2005     June 30, 2009
Tax-Free Cash Reserve Portfolio(3)
   Cash Management Class               Contractual      0.22%      April 30, 2008     June 30, 2009
   Corporate Class                     Contractual      0.22%      April 30, 2008     June 30, 2009
   Institutional Class                 Contractual      0.22%      April 30, 2008     June 30, 2009
   Personal Investment Class           Contractual      0.22%      April 30, 2008     June 30, 2009
   Private Investment Class            Contractual      0.22%      April 30, 2008     June 30, 2009
   Reserve Class                       Contractual      0.22%      April 30, 2008     June 30, 2009
   Resource Class                      Contractual      0.22%      April 30, 2008     June 30, 2009

See page 12 for footnotes to Exhibit C.

                                                              as of May 29, 2009

                                      CONTRACTUAL/    EXPENSE      EFFECTIVE DATE     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION   OF CURRENT LIMIT       DATE
----                                  ------------   ----------   ----------------   -------------
Treasury Portfolio                     Contractual      0.12%       June 30, 2005    June 30, 2009
   Cash Management Class               Contractual      0.12%       June 30, 2005    June 30, 2009
   Corporate Class                     Contractual      0.12%       June 30, 2005    June 30, 2009
   Institutional Class                 Contractual      0.12%       June 30, 2005    June 30, 2009
   Personal Investment Class           Contractual      0.12%       June 30, 2005    June 30, 2009
   Private Investment Class            Contractual      0.12%       June 30, 2005    June 30, 2009
   Reserve Class                       Contractual      0.12%       June 30, 2005    June 30, 2009
   Resource Class

(1)  The expense limit shown excludes Rule 12b-1 fees.

(2) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses. As of the date of this agreement, the fiscal year end of Tax-Free Cash Reserve Portfolio is 3/31. Effective April 30, 2008, Tax-Free Cash Reserve Portfolio was reorganized as a portfolio of Tax-Free Investments Trust ("TFIT") to Short-Term Investments Trust following shareholder approval at a meeting held on February 29, 2008. The Board of Trustees of TFIT previously approved this expense limitation at a meeting on June 26-27, 2007 to be effective until at least June 30, 2008. As a portfolio of TFIT, this limitation has been in effect since June 30, 2005.

                                                              as of May 29, 2009

                     EXHIBIT "D" - VARIABLE INSURANCE FUNDS

AIM VARIABLE INSURANCE FUNDS

                                      CONTRACTUAL/    EXPENSE       EFFECTIVE DATE       EXPIRATION
FUND                                   VOLUNTARY     LIMITATION    OF CURRENT LIMIT         DATE
----                                  ------------   ----------   ------------------   --------------
AIM V.I. Basic Balanced Fund
   Series I Shares                     Contractual      0.91%        July 1, 2005      April 30, 2010
   Series II Shares                    Contractual      1.16%        July 1, 2005      April 30, 2010
AIM V.I. Basic Value Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005    April 30, 2010
   Series II Shares                    Contractual      1.45%       January 1, 2005    April 30, 2010
AIM V.I. Capital Appreciation Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005    April 30, 2010
   Series II Shares                    Contractual      1.45%       January 1, 2005    April 30, 2010
AIM V.I. Capital Development Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005    April 30, 2010
   Series II Shares                    Contractual      1.45%       January 1, 2005    April 30, 2010
AIM V.I. Core Equity Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005    April 30, 2010
   Series II Shares                    Contractual      1.45%       January 1, 2005    April 30, 2010
AIM V.I. Diversified Income Fund
   Series I Shares                     Contractual      0.75%        July 1, 2005      April 30, 2010
   Series II Shares                    Contractual      1.00%        July 1, 2005      April 30, 2010
AIM V.I. Dynamics Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2010
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2010
AIM V.I. Financial Services Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2010
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2010
AIM V.I. Global Health Care Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2010
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2010
AIM V.I. Global Real Estate Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2010
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2010
AIM V.I. Government Securities Fund
   Series I Shares                     Contractual      0.73%        July 1, 2005      April 30, 2010
   Series II Shares                    Contractual      0.98%        July 1, 2005      April 30, 2010

                                                              as of May 29, 2009

                                      CONTRACTUAL/    EXPENSE       EFFECTIVE DATE       EXPIRATION
FUND                                   VOLUNTARY     LIMITATION    OF CURRENT LIMIT         DATE
----                                  ------------   ----------   ------------------   --------------
AIM V.I. High Yield Fund
   Series II Shares                    Contractual      0.95%        July 1, 2005      April 30, 2010
   Series II Shares                    Contractual      1.20%       April 30, 2004     April 30, 2010
AIM V.I. International Growth Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005    April 30, 2010
   Series II Shares                    Contractual      1.45%       January 1, 2005    April 30, 2010
AIM V.I. Large Cap Growth Fund
   Series I Shares                     Contractual      1.01%        July 1, 2005      April 30, 2010
   Series II Shares                    Contractual      1.26%        July 1, 2005      April 30, 2010
AIM V.I. Leisure Fund
   Series I Shares                     Contractual      1.01%       April 30, 2004     April 30, 2010
   Series II Shares                    Contractual      1.26%       April 30, 2004     April 30, 2010
AIM V.I. Mid Cap Core Equity Fund
   Series I Shares                     Contractual      1.30%     September 10, 2001   April 30, 2010
   Series II Shares                    Contractual      1.45%     September 10, 2001   April 30, 2010
AIM V.I. Money Market Fund
   Series I Shares                     Contractual      1.30%       January 1, 2005    April 30, 2010
   Series II Shares                    Contractual      1.45%       January 1, 2005    April 30, 2010
AIM V.I. PowerShares ETF Allocation
   Fund
   Series I Shares                     Contractual      0.18%      October 22, 2008    April 30, 2010
   Series II Shares                    Contractual      0.43%      October 22, 2008    April 30, 2010
AIM V.I. Small Cap Equity Fund
   Series I Shares                     Contractual      1.15%        July 1, 2005      April 30, 2010
   Series II Shares                    Contractual      1.40%        July 1, 2005      April 30, 2010
AIM V.I. Technology Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2010
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2010
AIM V.I. Utilities Fund
   Series I Shares                     Contractual      0.93%     September 23, 2005   April 30, 2010
   Series II Shares                    Contractual      1.18%     September 23, 2005   April 30, 2010